		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2012

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
A.B.S. - R.I.C.A.	France	100%
A/S PARTS LIMITED	United Kingdom	100%
ADMINISTRADORA LOCKEY CA	Venezuela	100%
AIRCO LIMITED	Thailand	15%
AIRTEC LIMITED	United Kingdom	100%
ALIMENTERICS INC.	Delaware	100%
ALIMENTERICS INTERNATIONAL INC.	Delaware	100%
ALLIANCE COMPRESSORS INC.	Delaware	100%
ALLIANCE COMPRESSORS LLC	Delaware	25%
AMAIR LIMITED	Thailand	49%
AMERICAN STANDARD INC.	Delaware	100%
ARMORO, INC.	California	100%
ARO DE VENEZUELA, C.A.	Venezuela	100%
A-S ENERGY, INC.	Texas	100%
B&K CREDIT INC.	Delaware	100%
B&K MANUFACTURING CORPORATION	Delaware	100%
BEIJING BOCOM VIDEO COMMUNICATION SYSTEMS CO., LTD.	China	100%
BEIJING METAL DOOR CO., LTD.	China	17%
BEST MATIC INTERNATIONAL LIMITED	United Kingdom	100%
BEST MATIC VERMOGENSVERWALTUNGS GMBH	Germany	100%
BMM, INC.	Delaware	100%
BRICARD S.A.	France	100%
CAPSULE TRANE CONNECTICUT INC.	Delaware	100%
CARDWELL TRANE GREENVILLE INC.	Delaware	100%
CHECKER FLAG PARTS, INC.	Minnesota	100%
CISA CERRADURAS S.A.	Spain	100%
CISA S.P.A.	Italy	100%
CLEAN AIR, INC.	Delaware	100%
CLUB CAR LIMITED	New Zealand	100%
CLUB CAR, LLC.	Delaware	100%
COMERCIAL INGERSOLL-RAND (CHILE) LIMITADA	Chile	100%
COMINGERSOLL-COMERCIO E INDUSTRIA DE EQUIPAMENTOS, S.A.R.L. (PORTUGAL)	Portugal	22%
COMPAGNIE INGERSOLL-RAND SAS	France	100%
COMPRESSED AIR PARTS, INC.	New York	100%
CRYSTAL REFRIGERATION, INC.	Iowa	100%
D. PURDUE & SONS LTD.	South Africa	25%
DFM TRANE OKLAHOMA CORP.	Delaware	100%
DIASORIN INTERNATIONAL B.V.	Netherlands	100%
DIASORIN INTERNATIONAL INC.	Delaware	100%
DOR-O-MATIC (ILLINOIS) LLC	Illinois	100%
DOR-O-MATIC OF MID ATLANTIC STATES, INC.	New Jersey	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2012

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
D-R ACQUISITION, LLC	Delaware	100%
DR HOLDING CORP.	Delaware	100%
DRADNATS INC.	Delaware	100%
EARTHFORCE AMERICA, INC.	Delaware	100%
EBB HOLDINGS LIMITED	Barbados	100%
EDITIONS CAM	France	99%
ELECTRONIC TECHNOLOGIES CORPORATION USA	New York	100%
EMERSON ELECTRIC, S.R.O.	Czech Republic	10%
FACSERVICES, LLC	Texas	100%
FILAIRCO INC.	Philippines	100%
FILAIRCO TECHNICAL SERVICES CO. INC.	Philippines	25%
FLEXENGERY INC.	Delaware	8%
FU HSING INDUSTRIAL (SHANGHAI) CO., LTD.	China	51%
FU JIA HARDWARE PRODUCTS (SHANGHAI) CO., LTD.	China	51%
FU YANG INVESTMENT COMPANY LIMITED	Taiwan Province of China	100%
FWJ INC.	Delaware	100%
GHH-RAND SCHRAUBENKOMPRESSOREN GMBH	Germany	100%
HARROW INDUSTRIES LLC	Delaware	100%
HARROW PRODUCTS (DELAWARE) LLC	Delaware	100%
HARROW PRODUCTS LLC	Delaware	100%
HERMANN TRANE HARRISBURG INC.	Delaware	100%
HIBON INC.	Canada	100%
HOUSTON TRANE, INC.	Texas	100%
HUSSMANN (EUROPE) LIMITED	United Kingdom	100%
HUSSMANN (THAILAND) COMPANY LIMITED	Thailand	75%
HUSSMANN CHILE S.A.	Chile	100%
HUSSMANN HOLDINGS LIMITED	United Kingdom	100%
HUSSMANN MECHANICAL CORPORATION	Delaware	100%
HUSSMANN NETHERLANDS B.V.	Netherlands	100%
HUSSMANN PARENT, INC.	Delaware	38%
HUSSMANN-THAI HOLDING CO., LTD.	Thailand	100%
IDP ACQUISITION, LLC	Delaware	100%
IMPROVED MACHINERY INC.	Delaware	100%
INDUSTRIAL CHILL SERVICING PRIVATE LTD.	Mauritius	100%
INDUSTRIAL Y MINERA NORTENA S.A.	Mexico	100%
INGERSOLL RAND-TRANE ENERGY-SAVING SERVICES (SHANGHAI) CO., LTD	China	100%
INGERSOLL-RAND (AUSTRALIA) LTD.	Australia	100%
INGERSOLL-RAND (BARBADOS) CLOVER HOLDING SRL	Barbados	100%
INGERSOLL-RAND (BARBADOS) CORPORATION	Barbados	100%
INGERSOLL-RAND (BARBADOS) HOLDING INCORPORATED	Barbados	100%
INGERSOLL-RAND (CHANG ZHOU) TOOLS CO., LTD.	China	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2012

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
INGERSOLL-RAND (CHINA) INDUSTRIAL EQUIPMENT MANUFACTURING CO., LTD.	China	100%
INGERSOLL-RAND (CHINA) INVESTMENT COMPANY LIMITED	China	100%
INGERSOLL-RAND (GIBRALTAR) HOLDING LIMITED	Gibraltar	100%
INGERSOLL-RAND (GIBRALTAR) HOLDING	Gibraltar	100%
INGERSOLL-RAND (GIBRALTAR) INTERNATIONAL HOLDING II LIMITED	Gibraltar	100%
INGERSOLL-RAND (GIBRALTAR) INTERNATIONAL HOLDING LIMITED	Gibraltar	100%
INGERSOLL-RAND (GIBRALTAR) INTERNATIONAL UNITED LIMITED	Gibraltar	100%
INGERSOLL-RAND (GIBRALTAR) LEAF HOLDING LIMITED	Gibraltar	100%
INGERSOLL-RAND (GUILIN) TOOLS COMPANY LIMITED	China	100%
INGERSOLL-RAND (HONG KONG) HOLDING COMPANY LIMITED	Hong Kong	100%
INGERSOLL-RAND (HONG KONG) LIMITED	Hong Kong	100%
INGERSOLL-RAND (INDIA) LIMITED	India	74%
INGERSOLL-RAND (LINZHOU) RENEWABLE ENERGY CO. INC.	China	100%
INGERSOLL-RAND (SHANGHAI) TRADING CO., LTD.	China	100%
INGERSOLL-RAND AB	Sweden	100%
INGERSOLL-RAND AIR SOLUTIONS HIBON SARL	France	100%
INGERSOLL-RAND ARCHITECTURAL HARDWARE (AUSTRALIA) PTY LIMITED	Australia	100%
INGERSOLL-RAND ARGENTINA S.A.I.C.	Argentina	100%
INGERSOLL-RAND ASIA PACIFIC INC.	Delaware	100%
INGERSOLL-RAND BEST-MATIC AB	Sweden	100%
INGERSOLL-RAND BETEILIGUNGS UND GRUNDSTUCKSVERWALTUNGS GMBH	Germany	100%
INGERSOLL-RAND CANADA INC.	Canada	100%
INGERSOLL-RAND CHARITABLE FOUNDATION	Delaware	100%
INGERSOLL-RAND CHINA LIMITED	Delaware	100%
INGERSOLL-RAND CLIMATE CONTROL HOLDING COMPANY LLC	Delaware	100%
INGERSOLL-RAND COMPANY	New Jersey	100%
INGERSOLL-RAND COMPANY (CHILE) Y CIA LTDA	Chile	100%
INGERSOLL-RAND COMPANY LIMITED (UK)	United Kingdom	100%
INGERSOLL-RAND COMPANY LIMITED (BERMUDA)	Bermuda	100%
INGERSOLL-RAND COMPANY OF PERU S.A.	Peru	100%
INGERSOLL-RAND COMPANY SOUTH AFRICA (PTY) LIMITED	South Africa	100%
INGERSOLL-RAND CONSTRUCTION SERVICES, INC.	Delaware	100%
INGERSOLL-RAND COSTA RICA S.A.	Costa Rica	100%
INGERSOLL-RAND CZ S.R.O.	Czech Republic	100%
INGERSOLL-RAND DE PUERTO RICO, INC.	Puerto Rico	100%
INGERSOLL-RAND ENERGY SYSTEMS CORPORATION	Massachusetts	100%
INGERSOLL-RAND ENHANCED RECOVERY COMPANY	Delaware	100%
INGERSOLL-RAND EQUIPEMENTS DE PRODUCTION S.A.S.	France	100%
INGERSOLL-RAND EQUIPMENT MANUFACTURING CZECH REPUBLIC S.R.O.	Czech Republic	100%
INGERSOLL-RAND EUROPEAN FINANCIAL SERVICES PLC.	United Kingdom	100%
INGERSOLL-RAND EUROPEAN HOLDING COMPANY B.V.	Netherlands	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2012

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
INGERSOLL-RAND EUROPEAN SALES LIMITED	United Kingdom	100%
INGERSOLL-RAND FINANCE ÍSLANDI SLF.	Iceland	100%
INGERSOLL-RAND FINANCIAL SERVICES CORPORATION	Delaware	100%
INGERSOLL-RAND FINANCIAL SERVICES LIMITED	United Kingdom	100%
INGERSOLL-RAND FINLAND OY	Finland	100%
INGERSOLL-RAND FU HSING HOLDINGS LIMITED	British Virgin Islands	56%
INGERSOLL-RAND FU HSING LIMITED	Hong Kong	51%
INGERSOLL-RAND FUNDING LTD.	Bermuda	100%
INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED	Bermuda	100%
INGERSOLL-RAND GLOBAL INVESTMENTS LIMITED	Bermuda	100%
INGERSOLL-RAND GMBH	Germany	100%
INGERSOLL-RAND GOVERNMENT SOLUTIONS INC.	Delaware	100%
INGERSOLL-RAND HOLDINGS & FINANCE INTERNATIONAL S.A.R.L.	Luxembourg	100%
INGERSOLL-RAND HOLDINGS LIMITED	United Kingdom	100%
INGERSOLL-RAND HUNGARY CENTRAL EUROPE GROUP FINANCING LIMITED LIABILITY COMPANY	Hungary	100%
INGERSOLL-RAND IBERICA, S.L.	Spain	100%
INGERSOLL-RAND INDUSTRIA, COMERCIO E SERVICOS DE AR CONDICIONADO, AR COMPRIMIDO E REFRIGERACAO LTDA.	Brazil	100%
INGERSOLL-RAND INDUSTRIAL PRODUCTS PVT. LTD.	India	100%
INGERSOLL-RAND INDUSTRIAL REFRIGERATION, INC.	California	100%
INGERSOLL-RAND INDUSTRIAL SOLUTIONS HOLDING CORPORATION	Virginia	100%
INGERSOLL-RAND INFRASTRUCTURE HOLDING CORPORATION	Kansas	100%
INGERSOLL-RAND INTERNATIONAL (INDIA) LIMITED	India	100%
INGERSOLL-RAND INTERNATIONAL FINANCE LIMITED	Ireland	100%
INGERSOLL-RAND INTERNATIONAL HOLDING CORPORATION	New Jersey	100%
INGERSOLL-RAND INTERNATIONAL HOLDING LIMITED	Bermuda	100%
INGERSOLL-RAND INTERNATIONAL LIMITED	Ireland	100%
INGERSOLL-RAND INTERNATIONAL SALES LLC	Delaware	100%
INGERSOLL-RAND INTERNATIONAL, INC.	Delaware	100%
INGERSOLL-RAND INVESTMENTS LIMITED	United Kingdom	100%
INGERSOLL-RAND IRISH HOLDINGS	Ireland	100%
INGERSOLL-RAND ITALIA S.R.L.	Italy	100%
INGERSOLL-RAND ITALIANA S.P.A.	Italy	100%
INGERSOLL-RAND ITS JAPAN LTD.	Japan	100%
INGERSOLL-RAND JAPAN, LTD.	Japan	100%
INGERSOLL-RAND KLIMASYSTEME DEUTSCHLAND GMBH	Germany	100%
INGERSOLL-RAND KOREA LIMITED	Korea, Republic of	100%
INGERSOLL-RAND LIABILITY MANAGEMENT COMPANY	Michigan	100%
INGERSOLL-RAND LUX CLOVER HOLDING S.A.R.L	Luxembourg	100%
INGERSOLL-RAND LUX EURO FINANCING S.A.R.L.	Luxembourg	100%
INGERSOLL-RAND LUX EURO II FINANCING S.A.R.L.	Luxembourg	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2012

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
INGERSOLL-RAND LUX EURO III FINANCING S.A.R.L.	Luxembourg	100%
INGERSOLL-RAND LUX FINANCE HOLDING S.AR.L.	Luxembourg	100%
INGERSOLL-RAND LUX HOLDINGS S.AR.L.	Luxembourg	100%
INGERSOLL-RAND LUX INTERNATIONAL S.A.R.L.	Luxembourg	100%
INGERSOLL-RAND LUX ROZA III S.A.R.L.	Luxembourg	100%
INGERSOLL-RAND LUX ROZA S.A.R.L.	Luxembourg	100%
INGERSOLL-RAND LUXEMBOURG UNITED S.A.R.L.	Luxembourg	100%
INGERSOLL-RAND MACHINERY (SHANGHAI) COMPANY LIMITED	China	100%
INGERSOLL-RAND MALAYSIA CO. SDN. BHD.	Malaysia	100%
INGERSOLL-RAND MAURITIUS HOLDING PRIVATE LTD	Mauritius	100%
INGERSOLL-RAND NETHERLANDS B.V.	Netherlands	100%
INGERSOLL-RAND PHILIPPINES, INC.	Philippines	100%
INGERSOLL-RAND POLSKA SP.ZO.O	Poland	100%
INGERSOLL-RAND RODAMIENTOS HOLDING, S.L.	Spain	100%
INGERSOLL-RAND ROZA II S.A.R.L.	Luxembourg	100%
INGERSOLL-RAND S.A.	Switzerland	100%
INGERSOLL-RAND S.A. DE C.V.	Mexico	100%
INGERSOLL-RAND SALES COMPANY, LLC	Delaware	100%
INGERSOLL-RAND SCHLAGE LOCK HOLDING COMPANY LLC	California	100%
INGERSOLL-RAND SECURITY AND SAFETY HOLDING CORPORATION	Delaware	100%
INGERSOLL-RAND SECURITY TECHNOLOGIES A/S	Denmark	100%
INGERSOLL-RAND SECURITY TECHNOLOGIES B.V.	Netherlands	100%
INGERSOLL-RAND SECURITY TECHNOLOGIES LIMITED	New Zealand	100%
INGERSOLL-RAND SECURITY TECHNOLOGIES LIMITED	United Kingdom	100%
INGERSOLL-RAND SECURITY TECHNOLOGIES NV	Belgium	100%
INGERSOLL-RAND SERVICE DO BRASIL LTDA	Brazil	100%
INGERSOLL-RAND SERVICE GMBH	Germany	100%
INGERSOLL-RAND SERVICES AND TRADING LIMITED LIABILITY COMPANY	Russian Federation	100%
INGERSOLL-RAND SERVICES COMPANY	Delaware	100%
INGERSOLL-RAND SERVICIOS, S.A.	Spain	100%
INGERSOLL-RAND SINGAPORE ENTERPRISES PTE. LTD.	Singapore	100%
INGERSOLL-RAND SINGAPORE HOLDING PTE. LTD	Singapore	100%
INGERSOLL-RAND SOUTH EAST ASIA (PTE.) LTD.	Singapore	100%
INGERSOLL-RAND SUPERAY HOLDINGS LIMITED	Hong Kong	100%
INGERSOLL-RAND SVENSKA AB	Sweden	100%
INGERSOLL-RAND TECHNICAL AND SERVICES LIMITED	Ireland	100%
INGERSOLL-RAND TECHNICAL AND SERVICES S.Á.R.L.	Switzerland	100%
INGERSOLL-RAND TOOL HOLDINGS LIMITED	Hong Kong	100%
INGERSOLL-RAND TRANSPORTATION SERVICES COMPANY	Delaware	100%
INGERSOLL-RAND TREASURY LTD.	Bermuda	100%
INGERSOLL-RAND UK LTD.	United Kingdom	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2012

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
INGERSOLL-RAND UKRAINE LIMITED LIABILITY COMPANY	Ukraine	100%
INGERSOLL-RAND US TRANE HOLDINGS CORPORATION	Delaware	100%
INGERSOLL-RAND WESTERN HEMISPHERE TRADE CORPORATION	Delaware	100%
INGERSOLL-RAND WORLD TRADE LIMITED	Bermuda	100%
INGERSOLL-RAND WORLDWIDE CAPITAL S.A.R.L.	Luxembourg	100%
INGERSOLL-RAND WORLDWIDE, INC.	Delaware	100%
INGERSOLL-RAND ZIMBABWE (PRIVATE) LIMITED	Zimbabwe	100%
INGERSOLL-RAND, INC.	Kansas	100%
INTERFLEX AG	Switzerland	100%
INTERFLEX DATENSYSTEME GESMBH	Austria	100%
INTERFLEX DATENSYSTEME GMBH & CO. KG	Germany	100%
INTERFLEX N.A., INC.	New Jersey	100%
INVERSORA LOCKEY DE VENEZUELA CA	Venezuela	56%
INVERSORA LOCKEY LTDA.	Colombia	56%
IR DEUTSCHE HOLDING GMBH	Germany	100%
I-R E-MEDICAL, INC.	Delaware	100%
IR EMNIYET VE GUVENLIK SISTEMLERI SANAYI A.S.	Turkey	100%
IR SERVICES S.A.R.L.	France	100%
IR TECHNO HOLDING COMPANY LIMITED	Bermuda	100%
ITARGILA MINERACAO LTDA.	Brazil	100%
IVES TRANE NY, INC.	Delaware	100%
JTA CHINA IMPORT LIMITED	Hong Kong	100%
LOCKEY CORP.	Florida	56%
MALTAITECH CORPORATION SDN. BHD.	Malaysia	51%
MARLORCH, INC.	Delaware	100%
MINERA INDUSTRIAL REGIOMONTANA, S.A.	Mexico	100%
MJM HONG KONG LTD.	Delaware	100%
MONGRUE TRANE MASSACHUSETTS, INC.	Delaware	100%
NANJING INGERSOLL-RAND COMPRESSOR CO., LTD.	China	80%
NEWMAN TONKS (OVERSEAS HOLDINGS) LIMITED	United Kingdom	100%
NORMBAU BESCHLAGE UND AUSSTATTUNGS GMBH	Germany	100%
NORMBAU FRANCE S.A.S.	France	100%
NORTH WEST COMPRESSED AIR COMPANY LTD.	United Kingdom	100%
NT GROUP PROPERTIES LIMITED	United Kingdom	100%
NT LEAMINGTON LIMITED	United Kingdom	100%
OFFICINA MECCANICHE INDUSTRIALI SRL	Italy	100%
PERFECT PITCH, L.P.	Delaware	68%
PINKO PALINO INC.	Delaware	100%
PLURIFILTER D.O.O.	Slovenia	100%
PRIME AIR LIMITED	Thailand	100%
PT INGERSOLL-RAND INDONESIA	Indonesia	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2012

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
PT TRANE INDONESIA	Indonesia	100%
R&O IMMOBILIEN GMBH	Germany	100%
RAND TRANE DALLAS INC.	Delaware	100%
RECOGNITION SYSTEMS LLC	California	100%
REFRIGERATION ENGINEERING, INC.	Michigan	100%
REFTRANS, S.A.	Spain	85%
ROGERS REFRIGERATION CO., INC.	Virginia	100%
SBG HOLDING CORP.	Delaware	100%
SCHLAGE DE MEXICO S.A. DE C.V.	Mexico	100%
SCHLAGE LOCK COMPANY LLC	Delaware	100%
SCHLAGE US HOLDING INC.	Delaware	100%
SERVICEFIRST AIRCON PRIVATE LTD.	India	100%
SHANGHAI AIR-TEC COMPRESSOR SOLUTIONS CO., LTD.	China	100%
SHANGHAI BOCOM VIDEO COMMUNICATION SYSTEM CO. LTD.	China	100%
SHANGHAI INGERSOLL-RAND COMPRESSOR LIMITED	China	100%
SHENZHEN BOCOM SYSTEM ENGINEERING CO. LTD.	China	100%
SILVER HOLDING CORP.	Colorado	100%
SOCIETE TRANE SAS	France	100%
SPANASHVIEW	Ireland	100%
STANDARD CENTENNIAL PROPERTY, LLC	Delaware	100%
STANDARD COMPRESSORS INC.	Delaware	100%
STANDARD INDUSTRIAL MINERAL PRODUCTS CORP.	Philippines	40%
STANDARD RESOURCES AND DEVELOPMENT CORP	Philippines	40%
STANDARD TRANE INSURANCE COMPANY	Vermont	100%
STANDARD TRANE INSURANCE IRELAND LIMITED	Ireland	100%
STANDARD TRANE WARRANTY COMPANY	South Carolina	100%
T.I. SOLUTIONS (ISRAEL) LTD.	Israel	100%
TAIWAN FU HSING INDUSTRIAL CO.	Taiwan Province of China	10%
TAST LIMITED	Thailand	30%
TAVANT TECHNOLOGIES, INC.	Washington	18%
THE TRANE COMPANY	Nevada	100%
THERMO KING CONTAINER TEMPERATURE CONTROL (SUZHOU) CORPORATION LTD.	China	82%
THERMO KING CONTAINER-DENMARK A/S	Denmark	100%
THERMO KING CORPORATION	Delaware	100%
THERMO KING DE PUERTO RICO, INC.	Delaware	100%
THERMO KING DO BRASIL, LTDA.	Brazil	100%
THERMO KING ENTERPRISES COMPANY	Delaware	100%
THERMO KING EUROPEAN MANUFACTURING LIMITED	Ireland	100%
THERMO KING INDIA PRIVATE LIMITED	India	100%
THERMO KING IRELAND LIMITED	Ireland	100%
THERMO KING PUERTO RICO MANUFACTURA, INC.	Puerto Rico	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2012

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
THERMO KING SERVICES LIMITED	Ireland	100%
THERMO KING SVC, INC.	Delaware	100%
THERMO KING TRADING COMPANY	Delaware	100%
THERMO KING TRANSPORTKOELING B.V.	Netherlands	100%
TK PUERTO RICO AIRE, INC.	Puerto Rico	100%
TK PUERTO RICO COMERCIAL, INC.	Puerto Rico	100%
TK PUERTO RICO ENSAMBLAJE, INC.	Puerto Rico	100%
TK PUERTO RICO FABRICACION, INC.	Puerto Rico	100%
TK PUERTO RICO LOGISTICA, INC.	Puerto Rico	100%
TK PUERTO RICO OPERACIONES INDUSTRIALES, INC.	Puerto Rico	100%
TK PUERTO RICO PRODUCCION, INC.	Puerto Rico	100%
TK PUERTO RICO SOLUCIONES CLIMATICAS, INC.	Puerto Rico	100%
TK PUERTO RICO TECNOLOGIAS, INC.	Puerto Rico	100%
TM AIR CONDITIONING SDN. BHD.	Malaysia	100%
TOUCH-PLATE INTERNATIONAL, INC.	California	100%
TRANE (COLCHESTER) LIMITED	United Kingdom	100%
TRANE (IRELAND) LIMITED	Ireland	100%
TRANE (MALAYSIA) SDN. BHD.	Malaysia	100%
TRANE (SCHWEIZ) GMBH / TRANE (SUISSE) S.A.R.L.	Switzerland	100%
TRANE (THAILAND) LTD.	Thailand	100%
TRANE (UK) LTD.	United Kingdom	100%
TRANE AIR CONDITIONING PRODUCTS LIMITED	Cayman Islands	100%
TRANE AIR CONDITIONING PTE. LTD.	Singapore	100%
TRANE AIR CONDITIONING SYSTEMS (CHINA) CO. LTD.	China	100%
TRANE AIR CONDITIONING SYSTEMS AND SERVICE CO., LIMITED	Hong Kong	100%
TRANE AIR INC.	Delaware	100%
TRANE AIRCONDITIONING BV	Netherlands	100%
TRANE AIRE ACONDICIANDO S.L.	Spain	100%
TRANE AMERICA LLC	Delaware	100%
TRANE ASIA PACIFIC LTD.	Hong Kong	100%
TRANE AVIATION LLC	Delaware	100%
TRANE BAHAMAS LTD.	Bahamas	100%
TRANE BERMUDA LTD.	Bermuda	100%
TRANE BRANDS, INC.	Delaware	100%
TRANE BVBA	Belgium	100%
TRANE CANADA LP	Canada	100%
TRANE CANADA ULC	Canada	100%
TRANE CENTRAL AMERICA, INC.	Delaware	100%
TRANE CENTRAL PLANT I, LLC	Delaware	100%
TRANE CHINA HOLDINGS LIMITED	Cayman Islands	100%
TRANE CR SPOL SRO.	Czech Republic	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2012

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
TRANE CREDIT INC.	Delaware	100%
TRANE DE ARGENTINA S.A.	Argentina	100%
TRANE DE CHILE S.A.	Chile	100%
TRANE DE COLOMBIA S.A.	Colombia	100%
TRANE DESIGN CENTRE PRIVATE LTD.	India	100%
TRANE DEUTSCHLAND GMBH	Germany	100%
TRANE DISTRIBUTION PTE LTD	Singapore	100%
TRANE DO BRASIL INDUSTRIA E COMERCIO DE PRODUCTOS PARA CONDICIONAMENTO DE AR LTDA.	Brazil	100%
TRANE DOMINCANA, C. POR A.	Dominican Republic	100%
TRANE EUROPE HOLDINGS B.V.	Netherlands	100%
TRANE EXPORT LLC	Delaware	100%
TRANE FINANCE LIMITED	Bermuda	100%
TRANE FINANCE SPRL	Belgium	100%
TRANE FOUNDATION OF NEW YORK	New York	100%
TRANE GENERAL CORPORATION	Delaware	100%
TRANE GMBH	Austria	100%
TRANE GP INC.	Canada	100%
TRANE HELLAS SA	Greece	100%
TRANE HOLDING CO.	Canada	100%
TRANE HOLDINGS COMPANY YK	Japan	100%
TRANE HOLDINGS LLC	Delaware	100%
TRANE HUNGARY KFT	Hungary	100%
TRANE IBV LTD.	Delaware	100%
TRANE INC.	Delaware	100%
TRANE INC. OF DELAWARE	Delaware	100%
TRANE INDIA LTD.	Delaware	100%
TRANE INDIA PRIVATE LIMITED	India	100%
TRANE INTERNATIONAL INC.	Delaware	100%
TRANE IP INC.	Delaware	100%
TRANE ITALIA S.R.L	Italy	100%
TRANE JAPAN, LTD.	Japan	100%
TRANE KLIMA TICARET AS	Turkey	100%
TRANE KOREA, INC.	Korea, Republic of	100%
TRANE KUWAIT AIRCONDITIONING CO. WILL	Kuwait	74%
TRANE L.P.	Bermuda	100%
TRANE LEASING INC.	Delaware	100%
TRANE LOGISTICA, S.A. DE C.V.	Mexico	100%
TRANE LOGISTICS CORPORATION	Delaware	100%
TRANE MALAYSIA SLAES & SERVICES SDN. BHD.	Malaysia	100%
TRANE POLSKA SP ZOO	Poland	100%

		Exhibit 21
LIST OF SUBSIDIARIES OF INGERSOLL-RAND PLC
December 31, 2012

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
TRANE PUBLICIDADE, MOVEIS E DECORACOES LTDA.	Brazil	100%
TRANE PUERTO RICO INC.	Delaware	100%
TRANE QATAR LLC	Qatar	49%
TRANE ROMANIA S.R.L	Romania	100%
TRANE S.A.	Switzerland	100%
TRANE S.A.E	Egypt	100%
TRANE SERVICE COMPANY LLC	Egypt	100%
TRANE SERVICEFIRST, S.A.	Venezuela	100%
TRANE SERVICES ACQUISITION I INC.	Delaware	100%
TRANE SISTEMAS INTEGRALES S. DE R.L. DE C.V.	Mexico	100%
TRANE SWEDEN AB	Sweden	100%
TRANE SYSTEMS SOLUTIONS OF PANAMA INC.	Panama	100%
TRANE TAIWAN DISTRIBUTION LTD.	Taiwan Province of China	100%
TRANE TECHNOLOGIES LLC	Russian Federation	100%
TRANE U.S. EXPORT LTD.	Delaware	100%
TRANE U.S. INC.	Delaware	100%
TRANE U.S. LOGISTICS INC.	Delaware	100%
TRANE VIDALIA LLC	Georgia	100%
TRANE VIETNAM SERVICES COMPANY LTD.	Vietnam	100%
TRANE, S.A. DE C.V.	Mexico	100%
TRATAMAQ CA	Venezuela	56%
TSI ANSTALT LTD	Liechtenstein	100%
TYS LIMITED	Hong Kong	50%
UNITED PARTNER GENERAL CONTRACTING CO WLL	Kuwait	49%
VON DUPRIN LLC	Indiana	100%
WABCO STANDARD TRANE C.I.S.	Russian Federation	100%
WILHELM KLEIN GMBH	Germany	100%
WORLD STANDARD LTD.	Delaware	100%
WORLD STANDARD TRADE LIMITED	Cayman Islands	100%
XCEEDID CORPORATION	Delaware	100%
ZEKS COMPRESSED AIR SOLUTIONS LLC	Delaware	100%